DERIVED INFORMATION [05/24/2005]

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

[$238,256,918]

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

U.S. Bank National Association

Indenture Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. The Information contained herein is preliminary and subject to change.

The Information addresses only certain aspects of the applicable Note’s characteristics and thus does not provide a complete assessment or contain all material information about the Notes. As such, the Information may not reflect the impact of all structural characteristics of the Notes. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Notes discussed in this communication has not been filed with the Securities and Exchange Commission. There shall not be any offer or sale of the Notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the Notes (“Offering Documents”) discussed in this communication for definitive Information on any matter discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373 or from the Securities and Exchange Commission’s website.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Deal Name:	IRWHE 2005-B [HEL/HEL125]

Detailed collateral info		129,796,942.08
	# of Loans	Balance	Avg. Balance	% of group balance	WAC	WARM	FICO	OLTV	CLTV	Difference	DTI	% of Full Doc	% of Primary Owner	% Cashout
Aggregated
RATE
10.001 - 10.500	87	5,477,185.53	62,956.16	4.22%	10.3	253	714	33.07	114.12	81.05	41.34	90.56	100.00	100.00
10.501 - 11.000	141	9,203,436.47	65,272.60	7.09%	10.8	266	702	35.35	116.95	81.60	41.33	94.02	100.00	100.00
11.001 - 11.500	228	13,848,423.50	60,738.70	10.67%	11.3	271	706	35.10	118.79	83.69	41.75	92.51	100.00	100.00
11.501 - 12.000	294	18,873,833.74	64,196.71	14.54%	11.8	269	708	34.78	118.97	84.19	42.30	97.40	100.00	100.00
12.001 - 12.500	237	13,223,486.41	55,795.30	10.19%	12.3	266	694	35.23	118.66	83.43	42.24	96.32	100.00	100.00
12.501 - 13.000	271	15,209,298.20	56,122.87	11.72%	12.8	268	690	35.17	118.62	83.45	42.16	94.44	100.00	100.00
13.001 - 13.500	147	7,283,236.46	49,545.83	5.61%	13.3	275	676	31.84	116.46	84.62	43.85	98.16	100.00	100.00
13.501 - 14.000	158	7,461,833.32	47,226.79	5.75%	13.8	271	668	29.96	115.89	85.93	42.87	92.67	100.00	100.00
14.001 - 14.500	88	3,946,337.88	44,844.75	3.04%	14.3	277	666	27.51	113.95	86.44	40.39	90.82	100.00	100.00
14.501 - 15.000	21	927,864.12	44,184.01	0.71%	14.8	269	670	29.32	119.79	90.47	40.69	83.70	100.00	100.00

FICO
N/A or Below 500	15	736,368.78	49,091.25	0.57%	11.1	258	495	34.73	108.76	74.03	45.13	55.67	100.00	100.00
520 - 539	4	240,301.04	60,075.26	0.19%	13.1	257	531	29.63	116.74	87.11	45.37	100.00	100.00	100.00
540 - 559	4	119,458.92	29,864.73	0.09%	12.3	256	550	20.44	93.65	73.21	46.29	86.16	100.00	100.00
560 - 579	20	1,032,654.76	51,632.74	0.80%	12.3	251	572	27.16	106.44	79.28	43.14	100.00	100.00	100.00
580 - 599	30	1,446,016.70	48,200.56	1.11%	12.8	272	589	27.60	110.45	82.85	45.45	87.77	100.00	100.00
600-619	62	3,295,331.24	53,150.50	2.54%	11.9	276	609	27.54	109.89	82.35	43.70	88.63	100.00	100.00
620-639	144	7,359,670.08	51,108.82	5.67%	12.4	263	630	29.15	113.15	84.00	42.57	92.98	100.00	100.00
640-659	183	9,881,834.14	53,999.09	7.61%	12.2	269	650	32.27	113.87	81.60	43.37	91.57	100.00	100.00
660-679	275	14,403,038.88	52,374.69	11.10%	11.9	262	670	32.02	114.06	82.04	40.80	90.12	99.84	100.00

CLTV
< 80.00	273	12,677,539.26	46,437.87	9.77%	6.2	195	741	20.20	62.85	42.65	37.83	24.85	100.00	100.00
80.00 - 85.00	54	2,705,190.51	50,096.12	2.08%	7.5	207	720	23.00	83.21	60.21	40.62	39.63	97.37	100.00
85.01 - 90.00	80	3,890,993.29	48,637.42	3.00%	8.0	225	715	21.78	87.80	66.02	39.75	51.58	100.00	100.00
90.01 - 95.00	67	3,509,443.78	52,379.76	2.70%	9.6	242	707	28.73	93.22	64.49	39.59	74.56	100.00	100.00
95.01 - 100.00	276	15,933,496.43	57,730.06	12.28%	9.9	256	692	27.98	98.87	70.89	42.00	87.03	100.00	100.00
100.01 - 105.00	34	1,940,248.85	57,066.14	1.49%	11.7	258	694	25.00	103.68	78.68	41.95	100.00	100.00	100.00
105.01 - 110.00	95	5,250,197.35	55,265.24	4.04%	12.2	272	693	31.17	107.98	76.81	42.79	90.79	100.00	100.00
110.01 - 115.00	197	11,779,162.60	59,792.70	9.08%	12.1	266	700	30.47	112.66	82.19	42.26	94.35	100.00	100.00
115.01 - 120.00	290	17,335,762.59	59,778.49	13.36%	12.0	269	700	32.23	117.76	85.53	41.89	94.46	100.00	100.00
120.01 - 125.00	932	54,774,907.42	58,771.36	42.20%	12.2	270	699	37.08	123.90	86.82	41.88	94.62	100.00	100.00

2nd Home
Invest Property	2	71,198.24	35,599.12	0.05%	8.0	172	727	16.55	81.46	64.91	45.77	68.48	0.00	100.00

Documentation Type
NINA			#DIV/0!	0.00%
Reduced Doc	475	21,061,215.24	44,339.40	16.23%	7.8	201	727	22.39	84.49	62.10	38.75	0.00	99.89	100.00
Stated			#DIV/0!	0.00%

Cash Out	2298	129,796,942.08	56,482.57	100.00%	11.0	257	703	31.67	109.32	77.65	41.42	83.77	99.95	100.00

2-4 Family	1	26,928.07	26,928.07	0.02%	10.9	112	726	12.73	89.57	76.84	43.57	100.00	100.00	100.00

CA-N	64	4,694,817.92	73,356.53	3.62%	7.9	245	725	22.85	88.06	65.21	41.73	70.83	100.00	100.00
CA-S	113	6,887,953.89	60,955.34	5.31%	7.9	230	721	22.29	84.01	61.72	40.67	49.85	100.00	100.00
FL	159	7,740,164.44	48,680.28	5.96%	11.6	254.00	691	32.89	112.26	79.37	41.59	82.45	100.00	100.00

Debt to Income Ratio
40.01 - 45.00	499	27,744,415.54	55,600.03	21.38%	11.2	259	701	31.53	110.09	78.56	42.55	85.20	99.92	100.00
45.01 - 50.00	461	27,724,087.85	60,139.02	21.36%	11.0	256	702	32.46	110.10	77.64	47.48	82.43	99.82	100.00
50.01 - 55.00	330	21,261,546.17	64,428.93	16.38%	11.5	274	691	30.05	111.19	81.14	52.73	93.05	100.00	100.00
greater than 55.00			#DIV/0!	0.00%

1st lien	18	1,207,144.75	67,063.60	0.93%	5.3	163	764	47.79	47.79	0.00	32.93	48.31	100.00	100.00

Prepayment Penalty	1,853	100,853,596.47	54,427.20	77.70%	10.9	252	702	31.29	107.91	76.62	41.17	80.38	99.93	100.00

Junior Ratio
15.001 - 20.000	180	6,341,030.38	35,227.95	4.89%	10.5	237	694	15.35	100.73	85.38	42.38	69.56	99.65	100.00
20.001 - 30.000	691	32,035,928.47	46,361.69	24.68%	11.2	254	696	21.97	109.77	87.80	41.77	79.75	99.85	100.00
30.001 - 40.000	533	30,266,016.34	56,784.27	23.32%	11.3	261	702	29.63	113.24	83.61	41.87	87.40	100.00	100.00
40.001 - 45.000	149	10,061,449.59	67,526.51	7.75%	10.9	261	707	32.75	110.25	77.50	41.79	87.57	100.00	100.00
45.001 - 50.000	144	10,779,539.91	74,857.92	8.30%	10.6	265	702	35.05	108.41	73.36	41.87	84.03	100.00	100.00
50.001 - 55.000	94	6,896,803.17	73,370.25	5.31%	11.1	264	705	37.92	110.17	72.25	41.10	87.71	100.00	100.00
55.001 - 60.000	97	7,554,721.31	77,883.72	5.82%	11.3	266	709	42.47	116.65	74.18	41.71	90.48	100.00	100.00
60.001 - 65.000	64	5,202,467.92	81,288.56	4.01%	11.1	269	719	43.49	113.04	69.55	40.75	96.26	100.00	100.00
65.001 - 70.000	39	3,365,346.35	86,290.93	2.59%	11.4	268	715	45.72	113.97	68.25	40.01	93.53	100.00	100.00
70.001 - 75.000	23	1,719,061.38	74,741.80	1.32%	11.2	252	721	46.35	110.22	63.87	41.69	86.95	100.00	100.00
75.001 - 80.000	20	1,594,337.22	79,716.86	1.23%	11.8	278	684	50.39	115.96	65.57	39.20	89.41	100.00	100.00
80.001 - 85.000	23	1,804,712.46	78,465.76	1.39%	11.3	262	699	50.71	112.65	61.94	39.50	87.93	100.00	100.00
85.001 - 90.000	13	1,076,773.59	82,828.74	0.83%	10.9	269	710	50.09	107.76	57.67	36.55	93.64	100.00	100.00
90.001 - 95.000	13	1,037,153.11	79,781.01	0.80%	10.9	257	709	51.86	108.14	56.28	36.67	83.53	100.00	100.00
95.001 >=	61	5,056,134.39	82,887.45	3.90%	10.0	246	716	56.77	99.89	43.12	40.24	81.41	100.00	100.00

Notes: OLTV means the original LTV of the loan; CLTV applies if there is a silent 2nd lien behind;

Deal Name:	IRWHE2005-B[HELOC]
Detailed collateral info	108,459,976.62
	# of Loans	Balance	Avg. Balance	% of group balance	WAC	WARM	FICO	OLTV	CLTV	Difference	DTI	% of Full Doc	% of Primary Owner	% Cashout
Aggregated
RATE
10.001 - 10.500	61	3,433,771.35	56,291.33	3.17%	10.3	226	645	23.67	96.05	72.38	41.43	89.46	98.95	100.00
10.501 - 11.000	41	1,852,940.79	45,193.68	1.71%	10.8	222	643	28.11	95.52	67.41	40.54	86.49	99.34	100.00
11.001 - 11.500	40	1,971,729.95	49,293.25	1.82%	11.3	227	639	30.86	96.12	65.26	41.54	87.21	100.00	100.00
11.501 - 12.000	24	1,020,850.44	42,535.44	0.94%	11.8	223	638	21.21	97.25	76.04	39.94	85.74	100.00	100.00
12.001 - 12.500	24	1,005,576.56	41,899.02	0.93%	12.3	213	626	20.90	95.54	74.64	40.97	92.94	95.04	100.00
12.501 - 13.000	11	319,703.74	29,063.98	0.29%	12.8	225	636	18.68	96.93	78.25	37.36	64.84	100.00	100.00
13.001 - 13.500	11	345,753.52	31,432.14	0.32%	13.4	214	609	15.44	95.41	79.97	39.49	94.20	100.00	100.00
13.501 - 14.000	7	132,915.98	18,988.00	0.12%	13.8	234	616	10.70	96.62	85.92	39.03	49.06	100.00	100.00
14.001 - 14.500	2	30,405.15	15,202.58	0.03%	14.3	193	633	11.62	99.50	87.88	36.06	100.00	100.00	100.00
14.501 - 15.000	1	14,443.19	14,443.19	0.01%	14.7	232	669	9.87	99.25	89.38	41.96	100.00	100.00	100.00

FICO
N/A or Below 500	49	2,461,169.55	50,227.95	2.27%	8.0	219	488	34.23	96.39	62.16	39.87	77.52	94.85	100.00
520 - 539	6	279,845.45	46,640.91	0.26%	9.6	220	531	35.79	92.45	56.66	42.93	87.50	100.00	100.00
540 - 559	15	693,312.44	46,220.83	0.64%	11.0	221	549	22.91	95.70	72.79	39.18	81.37	100.00	100.00
560 - 579	16	1,024,627.89	64,039.24	0.94%	9.9	223	570	37.58	98.34	60.76	45.91	84.65	100.00	100.00
580 - 599	38	1,937,039.79	50,974.73	1.79%	9.4	223	590	20.61	91.64	71.03	42.69	83.20	100.00	100.00
600-619	54	3,145,501.40	58,250.03	2.90%	9.3	227	611	28.77	91.60	62.83	43.39	86.21	100.00	100.00
620-639	96	5,914,888.89	61,613.43	5.45%	8.8	228	632	35.47	96.72	61.25	40.74	81.70	100.00	99.47
640-659	149	8,894,967.35	59,697.77	8.20%	8.5	230	650	28.88	93.75	64.87	41.41	74.60	99.61	98.29
660-679	177	10,932,126.09	61,763.42	10.08%	8.1	230	671	28.91	93.60	64.69	39.47	73.76	98.97	99.12

CLTV
< 80.00	549	24,073,737.16	43,850.16	22.20%	5.9	230	727	23.75	67.90	44.15	36.76	40.19	98.18	100.00
80.00 - 85.00	158	8,202,843.95	51,916.73	7.56%	6.5	228	705	19.41	82.99	63.58	39.00	46.20	99.62	100.00
85.01 - 90.00	269	13,210,388.68	49,109.25	12.18%	7.2	229	701	22.73	88.30	65.57	38.11	61.03	98.56	95.42
90.01 - 95.00	174	11,310,900.20	65,005.17	10.43%	8.3	230	693	25.44	93.59	68.15	40.42	69.83	99.70	92.73
95.01 - 100.00	674	42,061,442.78	62,405.70	38.78%	8.3	228	692	26.87	99.31	72.44	40.40	79.16	100.00	94.65
100.01 - 105.00				0.00%
105.01 - 110.00	2	352,200.00	176,100.00	0.32%	7.3	234	685	96.57	107.51	10.94	34.24	100.00	100.00	100.00
110.01 - 115.00	2	509,410.04	254,705.02	0.47%	7.6	231	693	93.51	111.93	18.42	43.35	100.00	100.00	100.00
115.01 - 120.00	6	1,379,271.09	229,878.52	1.27%	7.1	230	652	96.21	117.39	21.18	37.51	89.85	100.00	100.00
120.01 - 125.00	36	7,359,782.72	204,438.41	6.79%	7.8	230	699	98.84	124.47	25.63	41.05	78.13	100.00	97.47

2nd Home
Invest Property	18	706,325.64	39,240.31	0.65%	7.8	211	735	24.11	67.86	43.75	35.40	93.83	0.00	100.00

Documentation Type
NINA				0.00%
Reduced Doc	894	37,939,728.07	42,438.17	34.98%	6.4	232	720	25.63	84.00	58.37	36.99	0.00	99.89	99.24
Stated				0.00%

Cash Out	1838	104,595,775.90	56,907.39	96.44%	7.4	229	701	31.61	90.80	59.19	39.12	64.00	99.32	100.00

2-4 Family	7	294,844.56	42,120.65	0.27%	7.3	222	727	28.14	78.47	50.33	35.79	81.90	100.00	100.00

CA-N	220	17,989,344.89	81,769.75	16.59%	7.1	230	709	25.30	87.60	62.30	40.77	69.37	98.66	95.08
CA-S	295	21,367,205.91	72,431.21	19.70%	7.0	230	714	23.60	83.36	59.76	40.68	65.98	99.53	92.67
FL	131	7,022,318.03	53,605.48	6.47%	7.8	229	688	37.69	94.64	56.95	38.52	60.58	99.21	98.07

Debt to Income Ratio
40.01 - 45.00	346	23,265,792.06	67,242.17	21.45%	7.7	228	695	33.67	93.42	59.75	42.64	66.78	99.55	91.74
45.01 - 50.00	423	30,588,603.66	72,313.48	28.20%	7.7	230	692	31.05	93.48	62.43	48.02	71.41	99.83	97.24
50.01 - 55.00	31	3,072,038.91	99,098.03	2.83%	6.9	228	698	26.00	82.62	56.62	51.79	87.81	100.00	100.00
greater than 55.00				0.00%

1st lien	84	12,143,840.59	144,569.53	11.20%	7.4	228	698	90.63	109.66	19.03	37.99	77.08	98.76	98.47

Prepayment Penalty	1667	99,778,232.76	59,854.97	92.00%	7.4	230	702	31.79	91.82	60.03	39.21	65.81	99.62	96.34

Junior Ratio
15.001 - 20.000	269	9,190,328.74	34,164.79	8.47%	7.5	229	703	13.05	86.58	73.53	37.85	54.45	99.43	95.24
20.001 - 30.000	490	25,132,243.81	51,290.29	23.17%	7.6	229	704	18.28	90.97	72.69	39.31	61.84	99.67	88.59
30.001 - 40.000	287	19,164,390.32	66,774.88	17.67%	7.4	229	700	23.11	90.09	66.98	39.62	65.90	99.33	99.23
40.001 - 45.000	98	7,357,853.23	75,080.13	6.78%	7.5	230	697	27.45	92.22	64.77	39.13	64.11	100.00	100.00
45.001 - 50.000	63	4,860,186.14	77,145.81	4.48%	7.4	227	697	29.11	90.36	61.25	39.26	74.31	98.87	100.00
50.001 - 55.000	72	6,399,888.30	88,887.34	5.90%	7.0	229	712	30.41	88.19	57.78	41.12	65.76	100.00	100.00
55.001 - 60.000	35	3,217,411.49	91,926.04	2.97%	7.7	232	699	32.83	89.83	57.00	40.82	74.52	100.00	100.00
60.001 - 65.000	30	2,198,519.21	73,283.97	2.03%	7.8	230	685	33.94	88.34	54.40	39.68	76.94	100.00	100.00
65.001 - 70.000	22	1,998,863.99	90,857.45	1.84%	6.7	233	728	33.87	83.50	49.63	39.77	47.20	100.00	100.00
70.001 - 75.000	14	1,174,549.26	83,896.38	1.08%	8.2	233	710	35.81	85.21	49.40	40.35	62.33	99.72	100.00
75.001 - 80.000	15	1,192,261.51	79,484.10	1.10%	7.5	231	683	37.08	84.88	47.80	32.61	52.32	91.61	100.00
80.001 - 85.000	8	417,062.81	52,132.85	0.38%	6.9	227	715	35.50	78.73	43.23	42.35	67.07	100.00	100.00
85.001 - 90.000	10	827,093.25	82,709.33	0.76%	6.9	227	698	37.88	81.25	43.37	38.59	70.18	100.00	100.00
90.001 - 95.000	9	706,325.86	78,480.65	0.65%	7.4	230	689	37.45	77.95	40.50	44.44	89.30	95.19	100.00
95.001 >=	64	5,135,382.29	80,240.35	4.73%	6.8	227	719	50.03	80.28	30.25	37.78	67.83	100.00	100.00

Notes: OLTV means the original LTV of the loan; CLTV applies if there is a silent 2nd lien behind;